Penn Series Funds, Inc.

Supplement Dated August 14, 2009 to the Prospectus dated May 1, 2009, as supplemented May 1, 2009 and August 3, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The information under the heading Heitman Real Estate Securities LLC in the sub-section Sub-Advisers on page 98 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Heitman Real Estate Securities LLC. Heitman Real Estate Securities LLC (“Heitman”) is sub-adviser to the REIT Fund. As sub-adviser, Heitman provides day-to-day portfolio management services to the Fund. Heitman is located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois, 60606. Heitman is a wholly-owned subsidiary of Heitman LLC, a limited liability company owned 50% by senior executives within the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. As of July 31, 2009, Heitman had approximately $2.1 billion in assets under management.

Timothy J. Pire, Jeffrey D. Yurk and Michael K. Moran are primarily responsible for the day-to-day management of the Fund.  Mr. Pire acts as the lead manager for the Fund, and Mr. Yurk and Mr. Moran assist Mr. Pire.

Timothy J. Pire, CFA, is Managing Director and Portfolio Manager for Heitman’s U.S. Public Securities group. Mr. Pire has responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through portfolio management.  He has been analyzing public real estate securities at Heitman since 1992 and manages the firm’s investment process for all strategies. He received an MS in real estate with an emphasis in finance and a BBA in business with an emphasis in finance, both from the University of Wisconsin.

Jeffrey D. Yurk, CFA, Vice President, is an Assistant Portfolio Manager for Heitman’s U.S. Public Securities group.  Mr. Yurk is responsible for fundamental company and market analysis and facilitating the portfolio management team’s processes and reporting.  Prior to joining Heitman in 2004, Mr. Yurk was with Principal Global Investors where he was responsible for providing quantitative and qualitative research on seasoned CMBS issuances with a focus on forecasting the default probabilities on the underlying real estate.  Mr. Yurk received his BBA and MBA degrees from the University of Wisconsin-Madison.

Michael K. Moran, Vice President, is an Assistant Portfolio Manager for Heitman’s U.S. Public Securities group. Mr. Moran is responsible for fundamental company and market analysis, monitors trading operations and assists with the overall maintenance of portfolio weights and equity trading.  Prior to joining Heitman in 2006, Mr. Moran was with RHS Companies as a Development Associate, where he was responsible for developing financial models and performing investment analysis, feasibility analysis and due diligence for potential development projects.  Mr. Moran received his BBA and MBA degrees from the University of Wisconsin-Madison.  Mr. Moran is a 2009 Level III CFA candidate.

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PM1399 8/09

Penn Series Funds, Inc.

Supplement dated August 14, 2009 to the Statement of Additional Information (“SAI”) dated May 1, 2009,

as supplemented June 2, 2009

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI

The information regarding Heitman Real Estate Securities LLC in the sub-section entitled Portfolio Managers in the section entitled GENERAL INFORMATION beginning on page 63 of the SAI is hereby deleted and replaced with the following:

Heitman Real Estate Securities LLC (“Heitman”): Investment Sub-Adviser to the REIT Fund (the “Fund”).

Compensation. Heitman compensates the Fund’s portfolio managers. The lead portfolio manager is a part of the 16 senior employees of Heitman and Heitman LLC who hold a 50% equity interest in the business. The expansion of the firm’s equity ownership group was done to accomplish two goals: to put in place incentives for peak client service and portfolio performance and to provide the basis for retention of key personnel. The total compensation of these partners is tied directly to the performance of the investments under their individual management and the degree to which client objectives have been met.

Compensation for the portfolio management team is aligned with the interests of Heitman’s clients. Compensation comes in the form of salaries, set to market at least annually, and bonus compensation drawn from the profits of the enterprise. Bonuses for Heitman’s publicly traded real estate securities investment professionals are determined according to the following criteria: performance versus benchmark, performance versus peer group managers, stock selection ability, and subjective review of performance.

These measures are evaluated over one and three year periods and the resulting bonuses have typically ranged from 0% to 150% of base salary. Heitman participates in several annual compensation surveys including, the McClagan, NAREIM and FPL surveys. Based on these studies, Heitman’s compensation structure is competitive with the industry standard.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund, as of July 31, 2009.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of July 31, 2009.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Michael K. Moran	4	$322	7	$901	1,727	*	$687	*
Timothy J. Pire	4	$322	9	$1,033	1,727	*	$687	*
Jeffrey D. Yurk	4	$322	7	$901	1,727	*	$687	*

*                       One account ($68 million) is subject to a performance-based advisory fee.

Conflicts of Interests. Heitman attempts to minimize conflicts of interest. Heitman’s portfolio trading policy prohibits any allocation of trades in a manner that proprietary accounts, affiliated accounts or any particular client or group of clients receives more favorable treatment than other clients. Heitman often purchases and sells the same security at the same price and time for more than one client because (i) Heitman generally recommends similar strategies for its various accounts, (ii) Heitman only recommends a limited number of real estate related securities, and (iii) numerous clients have similar investment objectives and similar portfolios. Heitman typically allocates trades among the client accounts on a pro-rata basis.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM1400 8/09